QuantX Risk Managed Growth ETF

(Cboe BZX Exchange, Inc.: QXGG)

QuantX Risk Managed Multi-Asset Total Return ETF

(Cboe BZX Exchange, Inc.: QXTR)

QuantX Dynamic Beta US Equity ETF

(Cboe BZX Exchange, Inc.: XUSA)

 (each, a series of Northern Lights Fund Trust IV)

Supplement dated April 26, 2019

To the Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated April 1, 2019

The Board of Trustees of the Northern Lights Fund Trust IV (the “Board”) authorized an orderly liquidation of the QuantX Risk Managed Growth ETF, QuantX Risk Managed Multi-Asset Total Return ETF and QuantX Dynamic Beta US Equity ETF (each, a “Fund” or together the “Funds”), each a series of the Northern Lights Fund Trust IV. The Board determined that closing and liquidating the Funds was in the best interests of each Fund and each Fund’s shareholders.

The Funds’ investment adviser informed the Board of its view that the Funds could not continue to conduct their business and operations in an economically efficient manner over the long term due to the Funds’ inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering their ability to operate efficiently, and recommended the Funds’ closure and liquidation to the Board.

The last day of trading of each Fund shares on Cboe BZX Exchange, Inc. (the “CBOE”) will be May 16, 2019 (“Closing Date”), which will also be the last day each Fund will accept creation units from authorized participants. Shareholders may sell their holdings in each Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on May 24, 2019 (the “Liquidation Date”).

From the Closing Date (May 16, 2019), through the Liquidation Date (May 24, 2019), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in each Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders of record remaining on May 24, 2019 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate.

For additional information regarding the liquidation, shareholders of each Fund may call 866-270-0300.

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE